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                                     [Logo]










                              First Quarter Report
                     For the Period Ended January 31, 1998

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                              Chairman's Letter

 Dear Stockholder,

     The Irish equity market delivered a strong performance during the quarter ended January 31, 1998, and gained 19.1% in Irish pound terms. However, the Irish pound was weak against all major currencies including the U.S. dollar, and as a result the increase translates into 8.4% in U.S. dollar terms. Over the same period, the net asset value ("NAV") of The Irish Investment Fund, Inc. (the "Fund") increased to $20.54 from $19.99. This represented a total return of 7.1%, when allowance is made for the dividend of $0.77 per share which was paid to stockholders during the quarter.

     ECONOMIC ENVIRONMENT

     The Irish economy enters 1998 with considerable momentum following four years (1994-1997) of rapid economic growth. Over this period Irish gross national product ("GNP") has grown on average by 7.7% per annum. There is little evidence that any of the factors which have fueled the strong growth in the economy over the past number of years will abate in 1998. Consumer and business confidence is high, interest rates are low and employment growth is strong. The Irish Central Bank is forecasting a 6.75% growth rate for 1998.

     Consumer spending remains buoyant with retail sales volumes increasing by 8.9% in the third quarter of 1997, and by 7.8% and 10.0% in the months of October and November, respectively, compared to the previous year's levels. According to industry statistics, new car sales in 1997 were at record levels, increasing by 18.7% over 1996 levels. In light of these facts, it is hardly surprising that private sector credit expanded by as much as 21.6% in the final quarter of 1997.

     The buoyancy of the economy is reflected in the Irish Government's finances. Tax revenues during the year increased by 14%, compared to the Irish Government's Budget projection of a 6% gain. Despite the favorable revenue flows, increased capital spending cut the budget surplus for 1997 to 0.6% of GNP. An expected continuation of this healthy state of public finances has enabled the Irish Government to cut personal tax rates by 2%, corporate tax rates by 4% and to halve the capital gains tax rate to 20%.

     The Irish pound fell from Brt Pd 2.59 to Brt Pd 2.50 against the German mark over the quarter, as markets began to anticipate that the currency will join the new European currency system close to its central parity exchange rate of Brt Pd 2.41 against the German mark. This decline, together with the strengthening of the U.S. dollar, also resulted in a lower rate against the U.S. dollar.

     The weakness of the Irish pound, in conjunction with the strong economy, and the stimulative fiscal policy has led to concerns about a possible rise in inflation over the coming months. Nevertheless, in the second half of 1997, Irish inflation was the lowest in the European Union, and for the whole of 1997, consumer prices increased by just 1.4%.

     STOCK MARKET REVIEW

     The Irish equity market increased by 19.1% over the quarter ended January 31, 1998. A comparison with major international markets is shown below:

                                 LOCAL CURRENCY           U.S. DOLLAR
                                 --------------           -----------
U.S. Equities                        + 7.2%                  +7.2%
U.K. Equities                        +10.6%                  +7.8%
Japanese Equities                    + 1.0%                  -4.2%
Irish Equities                       +19.1%                  +8.4%

     Falling bond yields were once again a positive influence on equity markets and Irish ten-year-bond yields decreased from 6.0% to 5.25% over the quarter. The Irish equity market also benefited from the depreciation of the Irish pound because approximately 54% of Irish corporate profits are generated outside of the country. The 4% decrease in the corporate tax rate resulted in upward earnings revisions for many companies. More importantly, the Irish Government has committed to progressively reduce the corporate tax rate for non-investment income to 12.5% by the year 2006. While this target cannot be guaranteed, it does indicate that Ireland is committed to a capital-friendly business environment.

     Allied Irish Bank ("AIB"), the Fund's largest holding, delivered strong results for the year to December 31, 1997, with pre-tax profits increasing by 38% to $800 million, and earnings per share rising by 25%. Return on assets and return on equity for 1997 were 1.23% and 23.8%, respectively, which represents all-time records for AIB. Loan growth increased by 14% in 1997, driven by an increase of 19% in the domestic market. Asset quality across all divisions is excellent and the integration of Dauphin Deposits (acquired in July 1997) into the company's U.S. business is progressing in line with management expectations. The company increased its dividend in 1997 by 18% and over the quarter the stock price rose by 37.2%.

     While AIB and the other Irish financial stocks were moving in line with financial stocks, the industrial stocks were not performing quite as well. CRH's and Smurfit (Jefferson) Group's stock prices increased by 8.1% and 2.5%, respectively, in the quarter, underperforming the market. Smurfit (Jefferson) Group, in particular, continues to suffer from concerns that the Asian crisis will defer recovery in global paper prices.

     On the acquisition front, Kerry Group announced the purchase of Dalgety Food Ingredients for $543 million. This deal is important from a strategic perspective because it significantly extends Kerry Group's global capability in food ingredients by adding this European-based operation to the company's strong position in the U.S. stock market. Kerry Group's track record in integrating acquisitions gives rise to confidence that cost reduction and synergistic benefits will be rapidly achieved.

     OUTLOOK

     The Irish economy continues to expand at a rapid pace and its fundamentals remain positive. European Monetary Union is due to commence on January 1, 1999, and Ireland is expected to be a founding member of the new currency block. The benefits of monetary union in terms of lower interest rates are currently being reflected in buoyant Irish bond and equity markets.

     In line with international equity markets, generally, the Irish market has seen valuations move higher and now stands at a prospective price-earnings ratio of 17.0X for 1998 and offers a dividend yield of 2.0%. The Fund retains a fully invested position.

 Sincerely,

 /s/ Peter Hooper

 Peter Hooper
 Chairman of the Board

                                                            February 27, 1998

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                           Investments (unaudited)

  January 31, 1998

                                          Shares                 Value
  IRISH COMMON STOCKS (93.2%)
Abbey                                     698,600      U.S. $  2,868,625
Adare Printing Group                      320,000              3,284,998
Allied Irish Bank                       1,817,688             19,281,683
Avonmore Waterford Group                  953,610              3,981,024
Boxmore International                     393,000              1,533,068
Clondalkin Group                          348,850              3,089,349
CRH                                       948,036             11,289,325
FBD Holdings                              260,000              1,352,324
Fyffes                                  1,635,000              3,021,172
Green Property Group                      907,143              5,401,183
Greencore Group                           542,568              2,822,030
Hibernian Group                           500,000              3,690,490
Independent Newspapers                    309,999              1,951,830
IONA Technologies                         169,300              3,132,050
Irish Life                                500,000              3,216,561
I.W.P., International                     639,886              2,890,284
Jury's Hotel Group                        691,792              4,639,760
Kerry Group, Series A                     465,000              5,155,394
Smurfit (Jefferson) Group               2,785,840              7,702,495
United Drug                               437,500              2,724,666
Waterford Wedgewood                     2,065,739              2,884,028

  TOTAL IRISH COMMON STOCKS
   (Cost U.S. $49,740,299)                                    95,912,339

  UNITED KINGDOM COMMON STOCKS (2.9%)
BCO Technologies PLC                      535,700              1,597,730
Galen Holdings PLC                        200,000              1,389,114

  TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost U.S. $1,749,943)                                      2,986,844

  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $51,490,242#)                            U.S. $ 98,899,183

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                     Investments (unaudited) (continued)

  January 31, 1998

                                       Face Value              Value
  FOREIGN CURRENCY ON DEPOSIT (0.5%)
(Interest Bearing)
British Pound Sterling              Brt Pd 11,330      U.S. $     18,516
Irish Pound                         IR Pd 344,513                471,552
  TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $522,448)                                          490,068

  TOTAL INVESTMENTS (96.6%)
   (Cost U.S. $52,012,690)                                    99,389,251

  OTHER ASSETS AND LIABILITIES (3.4%)
Net Unrealized Appreciation of
  Forward Foreign Currency Contracts                           1,500,507
Other Assets                                                   2,199,611
Other Liabilities                                               (194,811)
                                                             -----------
                                                               3,505,307

  NET ASSETS (100.0%)
Applicable to 5,009,000 outstanding
  U.S. $.01 par value shares
 (authorized 20,000,000 shares)                        U.S. $102,894,558

  NET ASSET VALUE PER SHARE
(U.S. $102,894,558 / 5,009,000)                        U.S. $      20.54
                                                                   =====
----------------------------------------------------------------------------
 #Aggregate cost for U.S. Federal income tax purposes.

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT

                  FORWARD FOREIGN CURRENCY CONTRACT TO SELL

                                              Contract to Deliver
                          ------------------------------------------------------------
       Delivery                      Local                 In Exchange       Value in          Unrealized
         Date                      Currency                For U.S. $         U.S. $          Appreciation
       --------           ---------------------------      ----------       ----------       ---------------
      3/10/1998           Irish Pound      17,182,131      25,000,000       23,499,493       U.S. $1,500,507
                                                                                                  ==========

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                       THE IRISH INVESTMENT FUND, INC.

  ------------------------- DIRECTORS AND OFFICERS -------------------------
  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Brigid O. Bieber - Secretary
  Elizabeth A. Russell - Assistant Secretary
  William Harkins - Assistant Treasurer

  ---------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------
  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------
  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------
  First Data Investor Services Group, Inc.
  One Exchange Place
  53 State Street
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------
  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------
  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------
  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------
  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS710
    53 State Street
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
    1-800-GO-TO-IRL (1-800-468-6475)